Exhibit 10.1

PROPOSED AMERICAN LAND LEASE, INC.

2008 STOCK AWARD AND INCENTIVE PLAN

American Land Lease, Inc., a Delaware corporation, has adopted this American Land Lease, Inc. 2008 Stock Award and Incentive Plan (the “Plan”) for the benefit of eligible employees, consultants, advisors and directors of the Company, the Partnership, the Company Subsidiaries and the Partnership Subsidiaries (each as defined below).

ARTICLE 1

PURPOSE OF PLAN; DEFINITIONS

1.1 Purpose. The purpose of the Plan is to reinforce the long-term commitment to the Company’s success of those officers (including officers who are directors of the Company), employees, independent directors, consultants and advisors of the Company, the Partnership, the Company Subsidiaries and the Partnership Subsidiaries who are or will be responsible for such success; to facilitate the ownership of the Company’s stock by such individuals, thereby reinforcing the identity of their interests with those of the Company’s stockholders; and to assist the Company, the Partnership, the Company Subsidiaries and the Partnership Subsidiaries in attracting and retaining officers and employees, directors and consultants and advisors with experience and ability.

1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or if the Board does not administer the Plan, the Committee in accordance with Article 2.

(b) “Board” means the Board of Directors of the Company.

(c) “Charter” means the Company’s Third Amended and Restated Certificate of Incorporation, as may be amended or amended and restated from time to time.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(e) “Committee” means the Compensation Committee of the Board. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

(f) “Company” means American Land Lease, Inc., a Delaware corporation (or any successor corporation).

(g) “Company Employee” means any officer or employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation that is then a Company Subsidiary.

(h) “Company Subsidiaries” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Except with respect to Incentive Stock Options, “Company Subsidiary” shall also mean any partnership in which the Company and/or any Company Subsidiary owns more than fifty percent (50%) of the capital or profits interests; provided, however, that “Company Subsidiary” shall not include the Partnership or any Partnership Subsidiary.

(i) “Deferred Stock” means an award made pursuant to Article 7 below of the right to receive Stock at the end of a specified deferral period.

(j) “Effective Date” means the date provided pursuant to Article 12.

(k) “Eligible Persons” means any person eligible to participate in the Plan pursuant to Article 4.1, including Independent Directors.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(m) “Fair Market Value” means, as of any given date, with respect to any awards granted hereunder (i) if the Stock is admitted to trading on a national securities exchange, Fair Market Value of the Stock on any date shall be the closing sale price reported for the Stock on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (ii) if the Stock is not admitted to trading on a national securities exchange, but is listed for quotation on an over-the-counter quotation system that is a National Market System (“NMS”), Fair Market Value of the Stock on any date shall be the closing sale price reported for the Stock on such NMS on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (iii) if the Stock is not admitted to trading on a national securities exchange or listed for quotation on an over-the-counter quotation system that is an NMS, but is listed for quotation on an over-the-counter quotation system that is not an NMS, Fair Market Value of the Stock on any date shall be the average of the highest bid and lowest asked prices of the Stock on such system on such date or, if no bid and ask prices were reported on such date, on the last date preceding such date on which both bid and ask prices were reported, unless the Administrator determines that such method is inconsistent with Section 409A of the Code, in which case the Administrator shall use a different valuation method based on actual transactions in the Stock, or (iv) if the Stock is not admitted to trading on a national securities exchange or listed for quotation on any over-the-counter quotation system, the Administrator will determine Fair Market Value in good faith in a manner consistent with Section 409A of the Code and, in making such determination, the Administrator shall consider the following factors: (A) the price at which Stock of the Company has recently been issued to purchasers other than Employees, Directors, or Consultants, (B) the Company’s net worth, prospective earning power, dividend–paying capacity, and non–operating assets, if any, and (C) any other relevant factors.

(n) “Incentive Stock Option” means any Stock Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(o) “Independent Director” means a member of the Board who is not a Company Employee or a Partnership Employee.

(p) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

(q) “Participant” means any Eligible Person, or any consultant or advisor to the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary selected by the Administrator, pursuant to the Administrator’s authority in Article 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

(r) “Partnership” means Asset Investors Operating Partnership, L.P., a Delaware limited partnership.

(s) “Partnership Employee” means any officer or employee (as defined in accordance with Section 3401(c) of the Code) of the Partnership, or any entity that is then a Partnership Subsidiary.

(t) “Partnership Subsidiary” means any partnership or limited liability company in any unbroken chain of partnerships or limited liability companies beginning with the Partnership if each of the partnerships or limited liability companies other than the last partnership or limited liability company in the unbroken chain then owns more than fifty percent (50%) of the capital or profits interests in one of the other partnerships or limited liability companies. “Partnership Subsidiary” shall also mean any corporation in which the Partnership and/or any Partnership Subsidiary owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock.

(u) “Performance Share” means an award of shares of Stock pursuant to Article 7 that is subject to restrictions based upon the attainment of specified performance objectives.

(v) “Restricted Stock” means an award granted pursuant to Article 7 of shares of Stock subject to certain restrictions.

(w) “Stock” means the Common Stock of the Company, par value $0.01 per share, or any equity security of the Company issued or authorized to be issued in the future (and including, in each case, any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in Article 3.5, but excluding any warrants, options or other rights to purchase Common Stock). Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

(x) “Stock Appreciation Right” means the right pursuant to an award granted under Article 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

(y) “Stock Option” means any option to purchase shares of Stock granted pursuant to Article 5.

(z) “Stock Ownership Limit” means the restrictions on ownership and transfer of Stock provided in Section 6.2 of the Company’s Charter or any similar limitation in any amendment or amendment and restatement thereof.

ARTICLE 2

ADMINISTRATION

2.1 Administrator. The Plan shall be administered by the Board or by the Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code, Rule 16b-3 under the Exchange Act and the applicable stock exchanges.

2.2 Duties and Powers of Administrator. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan: Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Deferred Stock, or any combination of the foregoing. In particular, the Administrator shall have the authority to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder and in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

2.3 Delegation of Authority. To the extent permitted by applicable law, the Administrator may in its sole and absolute discretion delegate to any other committee of the Board, any sub-committee of the Committee, the Chief Operating Officer, Chief Executive Officer, Chief Financial Officer or Secretary of the Company, or any one or more of them any or all of the administrative duties and authority of the Administrator under this Plan, other than the authority to (a) make grants under this Plan to employees who are “officers” of the Company within the meaning of Rule 16(a)-1(b) of the Exchange Act or whose total compensation is required to be reported to the Company’s stockholders under the Exchange Act, (b) determine the price, timing or amount of such grants to such person, or (c) determine any other matter required by Rule 16b-3 or Section 162(m) of the Code to be determined in the sole and absolute discretion of the Administrator.

ARTICLE 3

STOCK SUBJECT TO THE PLAN

3.1 Number and Source of Shares. Subject to Article 3.3, the total number of shares of Stock reserved and available for issuance under the Plan shall be six hundred thousand (600,000) shares. Such shares of Stock may consist, in whole or in part, of treasury shares, authorized and unissued shares or shares of Stock reacquired by the Company. If any shares of Stock subject to an award granted hereunder are forfeited, cancelled, exchanged or surrendered or if an award granted hereunder terminates or expires without a distribution of shares of Stock to the Participant, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, such shares shall again be available for awards under the Plan. If shares of Stock are surrendered or withheld as payment of either the exercise price of an award granted hereunder and/or withholding taxes in respect of such an award, such shares of Stock shall not be returned to the Plan and shall not be available for future awards under the Plan. Upon the exercise of any award granted in tandem with any other award, such related award shall be cancelled to the extent of the number of shares of Stock as to which the award is exercised and, notwithstanding the foregoing, such number of shares of Stock shall no longer be available for awards under the Plan. Upon the exercise of a Stock Appreciation Right, the number of shares of Stock reserved and available for issuance under the Plan shall be reduced by the full number of shares of Stock with respect to which such award is being exercised.

3.2 Limit on Incentive Stock Option Grants. In no event will more than six hundred thousand (600,000) shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options, subject to adjustment as provided in this Article 3.

3.3 Limit on Awards Granted Pursuant to Article 7. The aggregate number of shares of Stock as to which Restricted Stock, Deferred Stock and Performance Shares may be granted pursuant to the Plan may not, subject to adjustment as provided in this Article 3, exceed 50% of the shares available under the Plan; provided, however, if any such shares of Stock are forfeited, cancelled, exchanged or surrendered or if an award granted pursuant to Article 7 terminates or expires without a distribution of shares of Stock to the Participant, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, such Shares shall not count against the limits set forth in this Article 3.3.

3.4 Limitation on Individual Grants. The aggregate number of shares of Stock as to which Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and Performance Shares may be granted to any individual during any calendar year may not, subject to adjustment as provided in this Article 3, exceed 100% of the shares available under the Plan.

3.5 Adjustment of Awards. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (a) the kind and aggregate number of shares reserved for issuance under the Plan, (b) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan, and (c) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares to maintain the same estimated fair value of the award before and after the equity restructuring. The form of such adjustment and estimate of fair value shall be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made respecting awards hereunder as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company in connection with Stock Appreciation Rights awarded under the Plan. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property in exchange therefor. Any adjustment, substitution or change pursuant to this Article 3.5 made with respect to a Stock Option intended to be an Incentive Stock Option shall be made only the extent consistent with such intent, unless the Administrator determines otherwise. The Administrator shall not make any adjustment, substitution or change pursuant to this Article 3.5 that would cause any award under the Plan that is otherwise exempt from Section 409A of the Code to become subject to Section 409A of the Code, or that would cause an award under the Plan that is subject to Section 409A of the Code to fail to satisfy any requirement under Section 409A of the Code.

ARTICLE 4

ELIGIBILITY

4.1 General Provisions. Subject to Article 3.1 and the Stock Ownership Limit, officers (including officers who are directors of the Company), employees and Independent Directors of, and consultants and advisors to the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, any Company Subsidiary or any Partnership Subsidiary, shall be eligible to be granted awards under the Plan. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Persons, consultants and advisors to the Company recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

ARTICLE 5

STOCK OPTIONS

5.1 Option Awards. Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into an award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option, the fixed number of shares of Stock subject to the Stock Option, and provisions regarding exercisability of the option granted thereunder.

5.2 Types of Options. The Stock Options granted under the Plan may be of two types: (a) Incentive Stock Options and (b) Non-Qualified Stock Options. The Administrator shall have the authority to grant (x) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights) to Company Employees and (y) Non-Qualified Stock Options (with or without Stock Appreciation Rights) to Partnership Employees, and persons who are Independent Directors, consultants or advisors to the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Stock Option may be granted to the same optionee and be outstanding concurrently hereunder.

5.3 Terms and Conditions of Options. Stock Options granted under the Plan shall contain such terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, including the following:

(a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on such date. If a Company Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Company Subsidiary or any Partnership Subsidiary that is a corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than one hundred and ten percent (110%) of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

(b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten (10) years after the date such Stock Option is granted; provided that if a Company Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary that is a corporation and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

5.4 Termination of Employment or Service. If an optionee’s employment with or service as a director of or consultant or advisor to the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary terminates by reason of death, disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable award agreement, or as otherwise determined by the Administrator.

5.5 Loans. To the extent permitted by applicable law, the Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (a) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (b) be subject to the terms and conditions set forth in this Article 5.4 and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine; provided that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

5.6 Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company or its Company Subsidiaries become exercisable for the first time by the optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

5.7 Nontransferability of Stock Options. Pursuant to Article 11.6 of the Plan, no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee; provided that, the Administrator may, in its sole discretion, provide for the transferability of Stock Options under such terms and conditions as the Administrator shall determine and set forth in the Agreement evidencing such award. Notwithstanding the foregoing, unless permitted by the provisions of Section 422 of the Code, no Stock Option shall be treated as an Incentive Stock Option unless it is at all times subject to the nontransferability provisions of Article 11.6 of the Plan.

ARTICLE 6

STOCK APPRECIATION RIGHTS

6.1 Grant of Rights. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Stock Option granted under the Plan (“Related Rights”) either at or after the time of the grant of such Stock Option. Subject to the provisions of Section 409A of the Code, in the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

6.2 Termination of Rights. A Related Right or applicable portion thereof granted in conjunction with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

6.3 Exercise of Rights.

(a) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and Stock) equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right (which price shall be no less than 100% of the Fair Market Value on the date of grant) multiplied by the number of shares of Stock in respect of which the Free Standing Right is being exercised, with the Administrator having the right to determine the form of payment. The number of shares of Stock subject to the Free Standing Right must be fixed on or before the date of grant.

(b) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and Stock) equal in value to the excess of the Fair Market Value as of the date of exercise over the exercise price specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Right is being exercised, with the Administrator having the right to determine the form of payment. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

6.4 Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time-to-time by the Administrator; provided, however, that no Stock Appreciation Right shall be exercisable more than ten (10) years after the date such Stock Appreciation Right is granted.

6.5 Termination of Employment or Service. In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

ARTICLE 7

RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES

7.1 General. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. To the extent permitted by applicable law, in the discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Article 5.4 with respect to the exercise of Stock Options.

7.2 Award Agreements. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and delivered a fully executed copy thereof to the Company, within such period as the Administrator may specify.

7.3 Award Certificates. Except as otherwise provided below in this Article 7, (a) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (b) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award. For avoidance of doubt, the Administrator may require that the Participant deposit such certificate in the Company’s or its designee’s custody during the Restricted Period.

7.4 Deferred Stock Certificates. With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

7.5 Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Article 7 shall be subject to the following restrictions and conditions as determined by the Committee:

(a) Restrictions on Transfer. Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement, Performance Share Award Agreement or other award agreement, as appropriate, governing such award, during such period as may be set by the Administrator commencing on the grant date (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; provided that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination of employment or service, death or Disability or the occurrence of a “Change of Control” as defined in the agreement evidencing such award.

(b) Termination of Employment or Service. The rights of holders of Restricted Stock, Deferred Stock and Performance Share awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the award agreement, as appropriate, governing such awards.

ARTICLE 8

AMENDMENT AND TERMINATION

8.1 Amendment of the Plan. The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant’s consent. No such action of the Board, unless taken with the approval of the stockholders of the Company, may increase the maximum number of shares that may be sold or issued under the Plan or alter the class of Employees eligible to participate in the Plan. With respect to any other amendments of the Plan, the Board may in its discretion determine that such amendments shall only become effective upon approval by the stockholders of the Company, if the Board determines that such stockholder approval may be advisable, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under federal or state securities law, federal or state tax law or any other laws or for the purposes of satisfying applicable stock exchange listing requirements.

8.2 Amendment of Awards. The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, no such amendment shall impair the rights of any holder without his or her consent; provided, however, that the Committee may not reduce the exercise price of an outstanding Stock Option or Stock Appreciation Right by amending the terms of such Stock Option or Stock Appreciation Right or by canceling such Stock Option or Stock Appreciation Right in exchange for the grant of a new Stock Option or Stock Appreciation Right without first obtaining approval from the stockholders of the Company. Notwithstanding the previous sentence, the Administrator reserves the right to amend the terms of any award in any respect as may be necessary or appropriate to avoid adverse tax consequences under Section 409A of the Code.

ARTICLE 9

UNFUNDED STATUS OF THE PLAN

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

ARTICLE 10

GENERAL PROVISIONS

10.1 Representations. The Administrator may require each person purchasing shares pursuant to a Stock Option to (a) represent and warrant to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof, and (b) represent and warrant to and agree with the Company regarding such other Federal or state securities law requirements or other legal or regulatory compliance matters as the Administrator may deem necessary or advisable. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

10.2 Legends. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

10.3 Other Plans; No Guarantee of Engagement. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any director, employee, consultant or advisor of the Company, any Company Subsidiary or any Partnership or Partnership Subsidiary any right to continued employment with or service as a director to the Company, any Company Subsidiary or any Partnership or Partnership Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary to terminate the employment or service of any of its directors, employees, consultants or advisors at any time.

10.4 Withholding Requirements. Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary (as the case may be), or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of shares of Stock or by delivering already owned unrestricted shares of Common Stock, in each case, having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash.

10.5 No Liability. To the fullest extent permitted by applicable law, no member of the Board or the Committee, or any director, officer, employee, partner or manager of the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

10.6 Indemnification. To the fullest extent permitted by applicable law, no member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator (through delegated authority or otherwise), shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall (through delegated authority or otherwise), to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

10.7 Nonqualified Deferred Compensation. Although the Company intends to administer the Plan so that Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, and Deferred Stock (and any combination of the foregoing) issued under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any such award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant may owe as a result of the grant, holding, vesting, exercise or payment of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Shares, Deferred Stock (or any combination of the foregoing) issued under the Plan.

ARTICLE 11

MISCELLANEOUS

11.1 Compliance With Laws.

(a) The obligation of the Company to sell or deliver Stock with respect to any award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable Federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(b) Each award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an award or the issuance of Stock, no such award shall be granted, payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c) In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such grantee is acquired for investment only and not with a view to distribution.

11.2 No Rights to Awards; No Stockholder Rights. No Eligible Person shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity or parity of treatment of grantees. Except as provided specifically herein, a grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares.

11.3 Ownership and Transfer Restrictions. Shares acquired through the realization of awards granted under the Plan shall be subject to the restrictions on ownership and transfer set forth in the Company’s Charter. The Committee (or the Board, in the case of Non-Qualified Stock Options granted to Independent Directors), in its sole and absolute discretion, may impose such additional restrictions on the ownership and transferability of the shares issuable pursuant to Plan awards as it deems appropriate. Any such restriction shall be set forth in the respective award agreement and may be referred to on the certificates evidencing such shares. The Committee may require a Participant to give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (a) two (2) years from the date of granting such option to such Participant, or (b) one (1) year after the transfer of such shares to such Participant. The Committee may direct that the certificates evidencing shares acquired by exercise of a Stock Option refer to such requirement to give prompt notice of disposition.

11.4 Restrictions on Ownership. A Stock Option is not exercisable (and an award may not otherwise be realized) if, in the sole and absolute discretion of the Committee, the exercise of such Option or realization of such award would likely result in any of the following:

(a) the Participant’s ownership of Stock being in violation of the Stock Ownership Limit set forth in the Company’s Charter; or

(b) income to the Company that could impair the Company’s status as a “real estate investment trust,” within the meaning of Sections 856 through 860 of the Code.

Notwithstanding any other provision of this Plan, a Participant shall have no rights under this Plan to acquire Stock that would otherwise be prohibited under the Company’s Charter.

11.5 Approval of Plan by Stockholders. The Plan remains subject to, and contingent upon approval of the Company’s stockholders, which approval must occur within twelve months of the date the Plan is approved by the Board.

11.6 Nontransferability. Except as otherwise provided herein, awards shall not be transferable by a Participant except by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. Notwithstanding anything to the contrary herein, no awards granted hereunder shall be transferable for consideration.

11.7 Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

ARTICLE 12

EFFECTIVE DATE OF THE PLAN

The Plan was approved and adopted by the Board on March 27, 2008, and shall be effective (the “Effective Date”) as of April 30, 2008, the date the Company’s stockholders formally approved the Plan.

ARTICLE 13

TERM OF THE PLAN

No Stock Option, Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.